UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
February 26, 2008
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 26, 2008, Leslie S. Biller, a member of the Boards of Directors of PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (Utility), provided notice that he will be retiring from his position as a director by not standing for re-election as a director at PG&E Corporation’s and the Utility’s joint annual meeting of shareholders to be held on May 14, 2008. In providing notice, Mr. Biller cited his desire to devote more time to other business and philanthropic activities.
     Mr. Biller has been a director of PG&E Corporation and the Utility since February 2004, and was an advisory director of both companies from January 2003 to February 2004. He is currently a member of the Finance Committee and the Public Policy Committee of the PG&E Corporation Board of Directors.
Item 8.01. Other Events.
     On March 3, 2008, Pacific Gas and Electric Company completed its sale of $200,000,000 aggregate principal amount of its 5.625% Senior Notes due November 30, 2017 and $400,000,000 aggregate principal amount of its 6.35% Senior Notes due February 15, 2038. For further information concerning the notes, refer to the exhibits attached to this report.
Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 26, 2008 in connection with the Utility’s offering of $200,000,000 aggregate principal amount of its 5.625% Senior Notes due November 30, 2017 and $400,000,000 aggregate principal amount of its 6.35% Senior Notes due February 15, 2038.

4.1	Third Supplemental Indenture dated as of March 3, 2008 relating to the Utility’s issuance of $200,000,000 aggregate principal amount of its 5.625% Senior Notes due November 30, 2017 and $400,000,000 aggregate principal amount of its 6.35% Senior Notes due February 15, 2038.

4.2	Specimen of 5.625% Senior Note due November 30, 2017 (included as Exhibit A to Third Supplemental Indenture filed as Exhibit 4.1).

4.3	Specimen of 6.35% Senior Note due February 15, 2038 (included as Exhibit B to Third Supplemental Indenture filed as Exhibit 4.1).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Senior Notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: March 3, 2008		Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: March 3, 2008		Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 26, 2008 in connection with the Utility’s offering of $200,000,000 aggregate principal amount of its 5.625% Senior Notes due November 30, 2017 and $400,000,000 aggregate principal amount of its 6.35% Senior Notes due February 15, 2038.

4.1	Third Supplemental Indenture dated as of March 3, 2008 relating to the Utility’s issuance of $200,000,000 aggregate principal amount of its 5.625% Senior Notes due November 30, 2017 and $400,000,000 aggregate principal amount of its 6.35% Senior Notes due February 15, 2038.

4.2	Specimen of 5.625% Senior Note due November 30, 2017 (included as Exhibit A to Third Supplemental Indenture filed as Exhibit 4.1).

4.3	Specimen of 6.35% Senior Note due February 15, 2038 (included as Exhibit B to Third Supplemental Indenture filed as Exhibit 4.1).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Senior Notes.